UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08220

Voya Variable Products Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2016
Classes ADV, I, R6, S and S2
Voya Variable Products Trust
■
Voya MidCap Opportunities Portfolio

■
Voya SmallCap Opportunities Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New administration, new possibilities
Dear Shareholder,
During the presidential campaign, President Donald Trump promised to cut taxes and regulations; since the election, anticipation of these policies has driven a rally in the stock markets. As the Trump administration transitions into power, it’s appropriate to consider how its policies might impact long-term investors.
The incoming president inherits a much better economy than the outgoing one did: job growth is accelerating, inflation is rising at an acceptable pace and corporate earnings have turned positive again. These trends were established enough in December that the U.S. Federal Reserve Board (“Fed”) could justify increasing interest rates. In a recent update to its World Economic Outlook, the International Monetary Fund (“IMF”) raised its near-term estimates of U.S. growth. Optimism about the pro-growth impacts of Trump policies is evident in surveys of small-business and consumer sentiment. We believe expectations of tax cuts, deregulation and increased fiscal policy stimulus will accelerate economic growth in the near term, leading to expectations of improved corporate revenue and earnings, which, if realized, could help sustain a stock market rally.
Greater fiscal stimulus also could help our trading partners, provided the new administration does not impose protectionist trade policies. Globally, near-term economic progress and easier fiscal policies should reduce the need to rely so heavily upon monetary policy. The IMF notes that the outlook for advanced economies has improved, though tighter financial conditions challenge the prospects for emerging and developing economies.
The potential benefits of Trump policies could be mitigated by longer-term trends in the economy: an aging population, consumers’ reluctance to borrow and subdued productivity growth. Fiscal stimulus would increase demand, but if coupled with aggressive tax cuts could increase the federal budget deficit, raising inflation. Should inflation accelerate above the Fed’s comfort threshold, we could see a faster than expected pace of interest rate increases, dampening growth potential.
Political uncertainty persists in this post-election world; the shift from monetary toward fiscal stimulus, while potentially beneficial, may also increase volatility. Investors should remain vigilant. True to our philosophy, we believe a globally diversified portfolio represents the best way to navigate the changing landscape of 2017. Before taking any action that could impact your long-term potential for investment success, thoroughly discuss with your investment advisor your circumstances and possible responses.
We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2016

In our semi-annual report we described how markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovered sharply after intensifying global concerns had driven them down into February. With much turmoil along the way, the Index managed to turn a 0.70% loss in the first half into a 9.00% gain for the whole fiscal year. (The Index returned 7.51% for the year ended December 31, 2016, measured in U.S. dollars.)
The U.S. Federal Open Market Committee (“FOMC”) had started raising interest rates in December with the prospect of more to come in 2016 despite sluggish economic progress. It was worse in the rest of the developed world where negative bond yields were increasingly common.
China was an ongoing concern with declining growth, policy missteps and ballooning debt. Energy and commodities prices were falling, adding to deflationary pressures.
Many indices of risky assets seemed to reach their nadir on February 11. The Index, with no specific catalyst evident, rebounded by nearly 14% to the end of May.
As asset prices recovered, there were still many who doubted that the gains would be sustained. Yet by the end of May, the domestic economy was delivering some more encouraging data. FOMC officials started talking about two to three rate increases in 2016, as the faint growth in U.S. gross domestic product (“GDP”) in late 2015 and early 2016 would soon improve and employment was nearly full.
A surprisingly weak U.S. employment report on June 3 put paid to an interest rate increase that month. But worse was to come. On June 23, the British electorate unexpectedly voted to leave the European Union (“EU”). The strident voices of anti-globalization in other EU countries were sure to demand their own referendum. The potential disintegration of the world’s largest trading bloc had alarming implications for global demand and investment. Yet an initial 6% drop in the Index was mostly reversed by month end.
Indeed, the prices of risk assets resumed their recovery; the Index rose 4.56% in the two months through August. Two strong employment reports took the unemployment rate below 4.9%. Core inflation was holding above 2%. Slim second quarter annualized GDP growth of just 1.1% concealed real final sales growth of 2.4%. By the end of August, Federal Reserve officials were again warning of two interest rate increases before year end. In the event the FOMC did not act in September after a less strong employment report and listless purchasing managers’ indices, but broadly hinted that they would do so in December.
By the end of October, one notable trend was the increase in government bond yields. There were various reasons. In the U.S., an interest rate hike in December was an increasingly likely prospect, not dimmed by GDP growth for the third quarter of 2016 reported at 2.9% and later revised even higher. In the euro zone, it was feared that the European Central Bank was about to “taper” its bond buying. In the U.K., the weakening pound made government bonds less attractive.
But this and other market trends were thrown into disarray when on November 8 a new U.S. President was unexpectedly elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
Having stumbled for two months, the Index danced 2.63% higher in November and 2.78% in December. But the music had changed. The platform was seen as reflationary and inflationary in the U.S. The yield curve rose and steepened faster than ever. This and the prospect of lighter regulation benefited banks. The promised infrastructure spending boosted sectors like industrials, energy and materials. However, sectors that had been “bond surrogates” like utilities and consumer staples suffered. The technology sector, on which the net effect was unclear, was little changed.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained 2.65% in the fiscal year, while the Bloomberg Barclays U.S. Treasury Bond sub-index added 1.04%. Indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index advanced 6.11%; the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 17.13%.
U.S. equities, represented by the S&P 500® index including dividends, rose 11.96% over the twelve months. The strongest sectors were energy and telecommunications, returning 27.36% and 23.49% respectively. Weakest were health care and consumer staples, which returned -2.69% and 5.38%, respectively. S&P 500® companies’ earnings per share recorded a 3.13% year-over-year increase in the third quarter of 2016 after five straight year-over-year declines.
In currencies, the dollar was boosted by developments in November and on a trade-weighted basis reached a 14-year high. The dollar gained 3.21% against the euro and 19.38% on the pound in 2016, although in the latter case it was primarily due to Britain’s vote to leave the EU. The dollar actually lost 2.71% against the yen, but this included a gain after November 8 of more than 11%.
In international markets, the MSCI Japan® Index, in a pattern that inversely reflected the yen, a driver of the value of non-yen export earnings, slipped 0.74% for the year, but rose nearly 15% in the last quarter. The MSCI Europe ex UK® Index added 2.31%, the balance of larger effects: industrials gained over 15% and made the largest contribution, while health care lost 10% and made the largest negative contribution. The MSCI UK® Index surged 19.16%, its big multinational members like HSBC, Shell and Glencore benefiting from the weaker pound, the currency in which their substantial overseas earnings would be reported.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya MidCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	23.4%
Consumer Discretionary	21.9%
Health Care	15.4%
Industrials	14.8%
Consumer Staples	6.6%
Financials	5.6%
Materials	4.5%
Real Estate	4.0%
Energy	1.2%
Assets in Excess of Other Liabilities*	2.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Jeffery Bianchi, CFA, and Michael Pytosh, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 7.27% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 7.33% and 13.80%, respectively, for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index before the deduction of fees and expenses, but underperformed net of fees and expenses during the reporting period. Performance was driven by strong stock selection. Stock selection within the consumer discretionary and health care sectors contributed the most to performance while stock selection within the information technology and consumer staples sectors detracted the most.
Applied Materials, Inc. (“AMAT”), Burlington Stores, Inc., and Ulta Salon, Cosmetics & Fragrance, Inc. were the biggest contributors to performance during the twelve-month period.
Our overweight position in semicap provider AMAT contributed positively to performance. We initiated a position in AMAT in February 2016 as we thought the stock’s relative valuation was attractive and the company was poised to benefit from an improvement in wafer fab equipment spending. We also expected AMAT’s topline growth and gross margin profile to improve. The stock performed well after the company reported second quarter earnings that surpassed estimates and provided third quarter revenue guidance significantly above consensus. Additionally, above-consensus bookings, particularly in Display (OLED capacity) and semiconductor equipment demand (foundry node transition), contributed positively.
Our overweight position in Burlington Stores, Inc. contributed positively to performance. The stock performed well following consecutive quarters of reporting strong results. In addition to delivering better than expected earnings per share, the company increased 2017 revenue and earnings guidance. As a result, consensus estimates rose 6%, driving the share price higher. Finally, gross margin improved, consistent with our expectations.
An overweight position in Ulta Salon, Cosmetics & Fragrance, Inc. contributed the most to performance during the year. The stock performed well after the company reported four consecutive quarters that surpassed consensus expectations, driven by strong traffic growth and same-store sales. The company raised its sales and profit guidance multiple times throughout the year, and continues to see forward earnings revised higher on the heels of category growth, share gains, unit expansion and margin leverage. Shares also soared on news that the stock would be added to the S&P 500® Index.
NVIDIA Corporation (“NVDA”), AMC Networks Inc., and Red Hat, Inc. were among the most significant detractors for the period.
Not owning shares of visual computing company NVDA detracted from performance. Investors continue to remain optimistic on the growth in processing
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

O’Reilly Automotive, Inc.	2.4%
Amphenol Corp.	2.3%
Electronic Arts, Inc.	2.2%
Marriott International, Inc.	2.2%
Zoetis, Inc.	2.1%
Ross Stores, Inc.	2.1%
Interpublic Group of Cos., Inc.	2.1%
Paychex, Inc.	2.0%
Equinix, Inc.	2.0%
Fiserv, Inc.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
requirements for Augmented Reality/Virtual Reality, Deep Learning/Artificial Intelligence, Autonomous Driving and Data Center Processing applications. While company earnings beats and raises over the past several quarters have helped, NVDA has enjoyed a near 70% expansion in earnings multiple owing to the optimism of the size and share gain opportunities within these topical new end markets.
Our overweight position in AMC Networks Inc. detracted from performance. The Walking Dead ratings look to have peaked with ratings down year-over-year for both the core franchise and the sister show Fear the Walking Dead. In addition, recent new shows have failed to gain enough viewers to significantly diversify the company’s advertising exposure away from The Walking Dead. As a result, investors are ascribing a much lower multiple to what is now viewed as a much slower growing or even declining revenue trajectory. We sold our position in September.
Our positioning in software solutions company Red Hat, Inc. detracted from performance. The stock underperformed due to concerns that the business was under pressure amidst the ongoing secular shift to the cloud, a reorganization of their sales force, and margin concerns. We sold the position in August. The company subsequently reported strong billings and guidance, at which time not owning the stock detracted from performance.
Current Strategy and Outlook: We believe that the U.S. economy is in a phase of self-sustaining,if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. We believe the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks. Going forward, we believe the Portfolio is well positioned.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya MidCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	6.78%	11.52%	9.19%	—
Class I	7.27%	12.08%	9.79%	—
Class R6(1)	7.27%	12.08%	9.79%	—
Class S	7.01%	11.80%	9.52%	—
Class S2	6.87%	11.65%	—	17.65%
Russell Midcap® Growth Index	7.33%	13.51%	7.83%	18.91%
Russell Midcap® Index	13.80%	14.72%	7.86%	19.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will ﬂuctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya SmallCap Opportunities Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2016 (as a percentage of net assets)

Information Technology	25.8%
Health Care	18.3%
Industrials	16.5%
Consumer Discretionary	16.3%
Materials	6.6%
Financials	4.3%
Real Estate	4.2%
Exchange-Traded Funds	1.9%
Energy	1.5%
Consumer Staples	1.2%
Telecommunication Services	0.5%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by, James Hasso and Joseph Basset, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2016, the Portfolio’s Class I shares provided a total return of 13.40%, compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 11.32% and 21.31%, respectively, for the same period.
Portfolio Specifics: The Portfolio outperformed the Russell 2000® Growth Index. Outperformance for the period was due to favorable sector allocation and positive stock selection. Most notably, while stock selection within the pharmaceutical and biotechnology sector was a headwind during the period, an underweight allocation to the sector contributed the most to performance. Stock selection within and an overweight allocation to the industrial materials sector also contributed to results. By contrast, stock selection within the commercial services and software and services sectors detracted the most from performance.
The main individual contributors to performance were Hecla Mining Company and Intersil Corp.
Owning non-benchmark company, Hecla Mining Company, a precious metals company that mines silver and gold, generated positive results. The company’s shares have progressed in response to strong quarterly results throughout the year, driven by an increase in metal prices, as well as the company’s continued growth prospects.
Owning non-benchmark name, Intersil Corporation Class A, contributed positively to performance. Shares rose during the period when Japanese chipmaker, Renesas Electronics, affirmed their potential acquisition of Intersil Corporation for approximately $3.2 billion.
Key detractors from performance were Infinera Corp. and Restoration Hardware Holdings, Inc.
Within the hardware and equipment sector, an overweight position in Infinera Corp. generated unfavorable results during the year. The company’s shares were negatively impacted by pricing pressures and a decline in customer orders, primarily driven by macro headwinds
Top Ten Holdings as of December 31, 2016* (as a percentage of net assets)

iShares Russell 2000 Growth Index Fund	1.9%
Bright Horizons Family Solutions, Inc.	1.3%
Bank of the Ozarks, Inc.	1.3%
Fair Isaac Corp.	1.3%
EPAM Systems, Inc.	1.3%
Cheesecake Factory	1.2%
Integrated Device Technology, Inc.	1.1%
American Eagle Outfitters, Inc.	1.1%
QTS Realty Trust, Inc.	1.1%
EnPro Industries, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
and excess inventory. Furthermore, a number of Infinera Corp.’s customers have had to temporarily curtail their capital expenditures due to ongoing merger and acquisition transactions.
An overweight within the retail sector, Restoration Hardware Holdings, Inc., detracted from results. The company’s underperformance was driven by weak fourth quarter results due to the company’s inability to keep up with the strong demand for its RH Modern product and a decrease in consumer spending. Restoration Hardware Holding’s shares were also impacted by an aggressive promotional environment.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya SmallCap Opportunities Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2016
	1 Year	5 Year	10 Year	Since Inception of Class ADV November 20, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	12.80%	13.15%	—	18.61%	—
Class I	13.40%	13.71%	9.14%	—	—
Class R6(1)	13.35%	13.71%	9.14%	—	—
Class S	13.09%	13.43%	8.88%	—	—
Class S2	12.95%	13.26%	—	—	19.05%
Russell 2000® Growth Index	11.32%	13.74%	7.76%	19.09%	18.87%
Russell 2000® Index	21.31%	14.46%	7.07%	18.45%	18.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will ﬂuctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2016*
Voya MidCap Opportunities Portfolio
Class ADV	$1,000.00	$1,033.70	1.31%	$6.70	$1,000.00	$1,018.55	1.31%	$6.65
Class I	1,000.00	1,035.70	0.81	4.14	1,000.00	1,021.06	0.81	4.12
Class R6	1,000.00	1,036.50	0.81	4.15	1,000.00	1,021.06	0.81	4.12
Class S	1,000.00	1,034.80	1.06	5.42	1,000.00	1,019.81	1.06	5.38
Class S2	1,000.00	1,034.20	1.21	6.19	1,000.00	1,019.05	1.21	6.14
Voya SmallCap Opportunities Portfolio
Class ADV	$1,000.00	$1,121.70	1.37%	$7.31	$1,000.00	$1,018.25	1.37%	$6.95
Class I	1,000.00	1,124.90	0.87	4.65	1,000.00	1,020.76	0.87	4.42
Class R6	1,000.00	1,124.90	0.87	4.65	1,000.00	1,020.76	0.87	4.42
Class S	1,000.00	1,123.30	1.12	5.98	1,000.00	1,019.51	1.12	5.69
Class S2	1,000.00	1,122.30	1.27	6.78	1,000.00	1,018.75	1.27	6.44

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
Voya Variable Products Trust
We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of Voya Variable Products Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Products Trust as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
February 14, 2017

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at fair value+*	$1,155,050,083	$390,966,416
Short-term investments at fair value***	32,572,088	33,441,798
Total investments at fair value	$1,187,622,171	$424,408,214
Cash	431	701
Receivables:
Investment securities sold	299,990	2,841,909
Fund shares sold	7,975,649	146,729
Dividends	793,077	202,906
Prepaid expenses	4,906	1,413
Other assets	31,254	7,894
Total assets	1,196,727,478	427,609,766
LIABILITIES:
Payable for investment securities purchased	1,655,688	4,775,445
Payable for fund shares redeemed	5,043,412	543,601
Payable upon receipt of securities loaned	2,979,088	19,230,798
Payable for investment management fees	794,417	284,877
Payable for distribution and shareholder service fees	157,866	45,876
Payable to trustees under the deferred compensation plan (Note 6)	31,254	7,894
Payable for trustee fees	5,999	1,803
Other accrued expenses and liabilities	197,313	55,391
Total liabilities	10,865,037	24,945,685
NET ASSETS	$1,185,862,441	$402,664,081
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,013,103,346	$332,386,952
Undistributed net investment income	849,451	214,397
Accumulated net realized gain	67,967,494	24,060,164
Net unrealized appreciation	103,942,150	46,002,568
NET ASSETS	$1,185,862,441	$402,664,081
+ Including securities loaned at value	$2,918,051	$18,759,611
* Cost of investments in securities	$1,051,107,933	$344,963,848
*** Cost of short-term investments	$32,572,088	$33,441,798
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2016 (continued)

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
Class ADV
Net assets	$122,629,273	$70,075,813
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	10,680,471	2,983,191
Net asset value and redemption price per share	$11.48	$23.49
Class I
Net assets	$577,101,411	$256,039,137
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	46,766,089	9,982,011
Net asset value and redemption price per share	$12.34	$25.65
Class R6
Net assets	$1,128,668	$4,270,417
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	91,462	166,516
Net asset value and redemption price per share	$12.34	$25.65
Class S
Net assets	$473,515,585	$67,086,312
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	40,392,119	2,770,021
Net asset value and redemption price per share	$11.72	$24.22
Class S2
Net assets	$11,487,504	$5,192,402
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	986,311	218,528
Net asset value and redemption price per share	$11.65	$23.76
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2016

	Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$12,443,566	$3,598,679
Securities lending income, net	101,338	262,286
Total investment income	12,544,904	3,860,965
EXPENSES:
Investment management fees	9,396,859	3,009,581
Distribution and shareholder service fees:
Class ADV	627,452	306,740
Class S	1,241,432	165,952
Class S2	51,894	18,356
Transfer agent fees	2,877	753
Shareholder reporting expense	68,810	22,404
Registration fees	3,351	1,227
Professional fees	54,784	26,878
Custody and accounting expense	110,828	58,176
Trustee fees	35,990	10,817
Miscellaneous expense	61,203	21,309
Total expenses	11,655,480	3,642,193
Net waived and reimbursed fees	(4,192)	(1,350)
Net expenses	11,651,288	3,640,843
Net investment income	893,616	220,122
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	71,471,053	25,136,235
Foreign currency related transactions	876	—
Net realized gain	71,471,929	25,136,235
Net change in unrealized appreciation (depreciation) on:
Investments	10,316,906	21,110,599
Net change in unrealized appreciation (depreciation)	10,316,906	21,110,599
Net realized and unrealized gain	81,788,835	46,246,834
Increase in net assets resulting from operations	$82,682,451	$46,466,956
* Foreign taxes withheld	$9,426	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Portfolio		Voya SmallCap Opportunities Portfolio
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income (loss)	$893,616	$(1,841,925)	$220,122	$(788,258)
Net realized gain	71,471,929	135,662,576	25,136,235	31,857,586
Net change in unrealized appreciation (depreciation)	10,316,906	(135,754,770)	21,110,599	(36,250,705)
Increase (decrease) in net assets resulting from operations	82,682,451	(1,934,119)	46,466,956	(5,181,377)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class ADV	(14,488,314)	(21,156,454)	(5,775,639)	(6,062,189)
Class I	(63,935,158)	(82,373,164)	(19,134,531)	(21,843,261)
Class R6	(329)	—	(7,353)	—
Class S	(56,874,427)	(83,573,874)	(6,062,648)	(7,580,306)
Class S2	(1,301,480)	(2,095,777)	(375,209)	(481,340)
Total distributions	(136,599,708)	(189,199,269)	(31,355,380)	(35,967,096)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,706,122	136,800,258	66,902,353	75,914,723
Reinvestment of distributions	136,599,379	189,199,269	31,355,122	35,967,096
	262,305,501	325,999,527	98,257,475	111,881,819
Cost of shares redeemed	(234,863,067)	(419,248,691)	(62,272,240)	(45,724,813)
Net increase (decrease) in net assets resulting from capital share transactions	27,442,434	(93,249,164)	35,985,235	66,157,006
Net increase (decrease) in net assets	(26,474,823)	(284,382,552)	51,096,811	25,008,533
NET ASSETS:
Beginning of year or period	1,212,337,264	1,496,719,816	351,567,270	326,558,737
End of year or period	$1,185,862,441	$1,212,337,264	$402,664,081	$351,567,270
Distributions in excess of net investment income/Accumulated net investment loss at end of year or period	$849,451	$(23,290)	$214,397	$(5,725)

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Portfolio
Class ADV
12-31-16	12.14	(0.03)	0.81	0.78	—	1.44	—	1.44	—	11.48	6.78	1.31	1.31	1.31	(0.27)	122,629	91
12-31-15	14.50	(0.06)	(0.04)	(0.10)	—	2.26	—	2.26	—	12.14	(0.04)	1.31	1.31	1.31	(0.47)	133,648	94
12-31-14	16.02	(0.00)*•	1.11	1.11	0.04	2.59	—	2.63	—	14.50	8.29	1.30	1.30	1.30	(0.03)	143,532	98
12-31-13	12.51	(0.05)	3.92	3.87	—	0.36	—	0.36	—	16.02	31.34	1.30	1.30	1.30	(0.34)	143,300	81
12-31-12	11.34	0.01	1.52	1.53	0.04	0.32	—	0.36	—	12.51	13.61	1.34	1.34	1.34	0.09	81,463	89
Class I
12-31-16	12.89	0.03	0.86	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.24	577,101	91
12-31-15	15.17	0.00*	(0.02)	(0.02)	—	2.26	—	2.26	—	12.89	0.52	0.81	0.81	0.81	0.02	538,645	94
12-31-14	16.58	0.08	1.16	1.24	0.06	2.59	—	2.65	—	15.17	8.85	0.80	0.80	0.80	0.49	733,894	98
12-31-13	12.88	0.02	4.05	4.07	0.01	0.36	—	0.37	—	16.58	31.97	0.80	0.80	0.80	0.16	796,010	81
12-31-12	11.63	0.07	1.57	1.64	0.07	0.32	—	0.39	—	12.88	14.20	0.84	0.84	0.84	0.56	614,151	89
Class R6
12-31-16	12.89	0.04•	0.85	0.89	—	1.44	—	1.44	—	12.34	7.27	0.81	0.81	0.81	0.33	1,129	91
11-24-15(5) - 12-31-15	13.14	0.00*•	(0.25)	(0.25)	—	—	—	—	—	12.89	(1.90)	0.81	0.81	0.81	0.29	3	94
Class S
12-31-16	12.34	(0.00)*	0.82	0.82	—	1.44	—	1.44	—	11.72	7.01	1.06	1.06	1.06	(0.02)	473,516	91
12-31-15	14.66	(0.03)	(0.03)	(0.06)	—	2.26	—	2.26	—	12.34	0.25	1.06	1.06	1.06	(0.22)	526,751	94
12-31-14	16.14	0.04	1.12	1.16	0.05	2.59	—	2.64	—	14.66	8.56	1.05	1.05	1.05	0.24	605,241	98
12-31-13	12.57	(0.01)	3.94	3.93	—	0.36	—	0.36	—	16.14	31.68	1.05	1.05	1.05	(0.09)	689,091	81
12-31-12	11.37	0.04	1.53	1.57	0.05	0.32	—	0.37	—	12.57	13.92	1.09	1.09	1.09	0.29	435,586	89
Class S2
12-31-16	12.29	(0.02)	0.82	0.80	—	1.44	—	1.44	—	11.65	6.87	1.24	1.21	1.21	(0.17)	11,488	91
12-31-15	14.63	(0.05)	(0.03)	(0.08)	—	2.26	—	2.26	—	12.29	0.12	1.31	1.21	1.21	(0.37)	13,291	94
12-31-14	16.13	0.01	1.13	1.14	0.05	2.59	—	2.64	—	14.63	8.39	1.30	1.20	1.20	0.06	14,052	98
12-31-13	12.58	(0.03)	3.94	3.91	—	0.36	—	0.36	—	16.13	31.49	1.30	1.20	1.20	(0.24)	14,530	81
12-31-12	11.38	0.02	1.54	1.56	0.04	0.32	—	0.36	—	12.58	13.79	1.34	1.24	1.24	0.18	7,243	89
Voya SmallCap Opportunities Portfolio
Class ADV
12-31-16	23.00	(0.06)	2.75	2.69	—	2.20	—	2.20	—	23.49	12.80	1.37	1.37	1.37	(0.30)	70,076	73
12-31-15	26.26	(0.15)•	(0.36)	(0.51)	—	2.75	—	2.75	—	23.00	(1.36)	1.38	1.38	1.38	(0.58)	59,615	55
12-31-14	27.68	(0.14)•	1.29	1.15	—	2.57	—	2.57	—	26.26	5.07	1.38	1.38	1.38	(0.53)	48,982	33
12-31-13	21.37	(0.16)•	8.07	7.91	—	1.60	—	1.60	—	27.68	38.39	1.38	1.38	1.38	(0.63)	42,105	40
12-31-12	20.73	(0.07)•	3.00	2.93	—	2.29	—	2.29	—	21.37	14.63	1.41	1.41	1.41	(0.34)	14,236	57
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Portfolio (continued)
Class I
12-31-16	24.79	0.05	3.01	3.06	—	2.20	—	2.20	—	25.65	13.40	0.87	0.87	0.87	0.20	256,039	73
12-31-15	27.95	(0.02)	(0.39)	(0.41)	—	2.75	—	2.75	—	24.79	(0.91)	0.88	0.88	0.88	(0.08)	217,750	55
12-31-14	29.14	(0.01)	1.39	1.38	—	2.57	—	2.57	—	27.95	5.62	0.88	0.88	0.88	(0.03)	195,608	33
12-31-13	22.32	(0.04)	8.46	8.42	—	1.60	—	1.60	—	29.14	39.06	0.88	0.88	0.88	(0.16)	196,665	40
12-31-12	21.46	0.01	3.14	3.15	—	2.29	—	2.29	—	22.32	15.18	0.91	0.91	0.91	0.03	136,300	57
Class R6
12-31-16	24.80	0.12•	2.93	3.05	—	2.20	—	2.20	—	25.65	13.35	0.87	0.87	0.87	0.48	4,270	73
11-24-15(5) - 12-31-15	25.87	0.01•	(1.08)	(1.07)	—	—	—	—	—	24.80	(4.14)	0.88	0.88	0.88	0.53	3	55
Class S
12-31-16	23.59	(0.01)	2.84	2.83	—	2.20	—	2.20	—	24.22	13.09	1.12	1.12	1.12	(0.06)	67,086	73
12-31-15	26.80	(0.09)	(0.37)	(0.46)	—	2.75	—	2.75	—	23.59	(1.13)	1.13	1.13	1.13	(0.34)	69,745	55
12-31-14	28.12	(0.08)	1.33	1.25	—	2.57	—	2.57	—	26.80	5.35	1.13	1.13	1.13	(0.29)	77,319	33
12-31-13	21.64	(0.11)•	8.19	8.08	—	1.60	—	1.60	—	28.12	38.71	1.13	1.13	1.13	(0.42)	89,527	40
12-31-12	20.91	(0.05)	3.07	3.02	—	2.29	—	2.29	—	21.64	14.95	1.16	1.16	1.16	(0.22)	68,682	57
Class S2
12-31-16	23.21	(0.04)	2.79	2.75	—	2.20	—	2.20	—	23.76	12.95	1.30	1.27	1.27	(0.20)	5,192	73
12-31-15	26.46	(0.12)	(0.38)	(0.50)	—	2.75	—	2.75	—	23.21	(1.31)	1.38	1.28	1.28	(0.49)	4,454	55
12-31-14	27.84	(0.11)	1.30	1.19	—	2.57	—	2.57	—	26.46	5.19	1.38	1.28	1.28	(0.43)	4,649	33
12-31-13	21.47	(0.13)	8.10	7.97	—	1.60	—	1.60	—	27.84	38.50	1.38	1.28	1.28	(0.57)	4,354	40
12-31-12	20.79	(0.06)•	3.03	2.97	—	2.29	—	2.29	—	21.47	14.79	1.41	1.31	1.31	(0.27)	3,205	57

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016

NOTE 1 — ORGANIZATION
Voya Variable Products Trust (the “Trust”) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are two active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Trust: Voya MidCap Opportunities Portfolio (“MidCap Opportunities”) and Voya SmallCap Opportunities Portfolio (“SmallCap Opportunities”), each a diversified series of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser Class (“Class ADV”), Class I, Class R6, Class S, and Service 2 Class (“Class S2”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
For the year ended December 31, 2016, there have been no significant changes to the fair valuation methodologies.
B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders.The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.
H. Securities Lending. Each Portfolio may temporarily loan up to 33% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.
I. Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or are securities offered pursuant to Section 4(a)(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as that term is used in the 1940 Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2016, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
MidCap Opportunities	$1,073,294,787	$1,184,485,138
SmallCap Opportunities	259,120,480	256,753,221
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
MidCap Opportunities	0.85% on the first $250 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% in excess of $1.1 billion
SmallCap Opportunities	0.85% on the first $250 million; 0.80% on the next $250 million; 0.75% on the next $250 million; 0.70% on the next $250 million; and 0.65% in excess of $1 billion
NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and effective May 1, 2016, the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. Prior to May 1, 2016, the distribution fee on Class S2 shares was 0.25% and the Distributor had contractually agreed to waive a portion of the fee equal to 0.10%, so that the actual fee paid by Class S2 shares of the Portfolios was an annual rate of 0.15%.
Class S shares of the Portfolios are subject to a shareholder services plan pursuant to Rule 12b-1 under the 1940 Act (the “Shareholder Services Plan”). Under the Shareholder Services Plan, each Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares as compensation for services the Distributor provides and expenses it bears in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2016, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	SmallCap Opportunities	9.71%
Voya Institutional Trust Company	MidCap Opportunities	10.80
	SmallCap Opportunities	39.36
Voya Insurance and Annuity Company	MidCap Opportunities	35.26
	SmallCap Opportunities	11.70
Voya Retirement Insurance and Annuity Company	MidCap Opportunities	34.61
	SmallCap Opportunities	36.90
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit the expenses excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
MidCap Opportunities(1)	1.40%	0.90%	0.90%	1.10%	1.30%
SmallCap Opportunities	1.42%	0.92%	0.92%	1.17%	1.32%

(1)
Pursuant to a side letter agreement, the Investment Adviser has further lowered the expense limits for MidCap Opportunities to 1.35%, 0.85%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class R6, Class S and Class S2, respectively. The side letter agreement will continue through May 1, 2017. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2016, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2017 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 20, 2016, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolios or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 20, 2016, the aggregate amount was $200,000,000 and the commitment fee was equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Portfolios did not utilize the line of credit during the year ended December 31, 2016.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities
Class ADV
12/31/2016	460,870	—	1,301,735	(2,089,460)	(326,855)	5,353,852	—	14,488,314	(24,406,119)	(4,563,953)
12/31/2015	699,912	—	1,814,447	(1,406,631)	1,107,728	9,954,518	—	21,156,454	(19,848,754)	11,262,218
Class I
12/31/2016	8,368,160	—	5,359,192	(8,764,321)	4,963,031	106,951,807	—	63,935,158	(109,246,235)	61,640,730
12/31/2015	7,020,398	—	6,664,496	(20,258,302)	(6,573,408)	109,038,374	—	82,373,164	(299,243,696)	(107,832,158)
Class R6
12/31/2016	95,169	—	—	(3,936)	91,233	1,154,915	—	—	(48,064)	1,106,851
11/24/ 2015(1) - 12/31/2015	229	—	—	—	229	3,000	—	—	—	3,000

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class S
12/31/2016	889,228	—	5,010,963	(8,198,590)	(2,298,399)	10,746,957	—	56,874,427	(97,086,630)	(29,465,246)
12/31/2015	1,144,894	—	7,058,604	(6,794,842)	1,408,656	16,349,649	—	83,573,874	(97,902,186)	2,021,337
Class S2
12/31/2016	127,392	—	115,379	(338,269)	(95,498)	1,498,591	—	1,301,480	(4,076,019)	(1,275,948)
12/31/2015	100,536	—	177,759	(156,998)	121,297	1,454,717	—	2,095,777	(2,254,055)	1,296,439
SmallCap Opportunities
Class ADV
12/31/2016	476,847	—	274,377	(360,512)	390,712	10,687,130	—	5,775,639	(7,943,167)	8,519,602
12/31/2015	613,733	—	278,082	(164,522)	727,293	16,051,776	—	6,062,189	(4,250,371)	17,863,594
Class I
12/31/2016	1,938,154	—	834,476	(1,573,815)	1,198,815	46,167,128	—	19,134,531	(37,913,250)	27,388,409
12/31/2015	1,771,845	—	930,689	(918,777)	1,783,757	50,863,467	—	21,843,261	(25,165,228)	47,541,500
Class R6
12/31/2016	181,753	—	310	(15,664)	166,399	4,532,224	—	7,095	(376,859)	4,162,460
11/24/ 2015(1) - 12/31/2015	117	—	—	—	117	3,000	—	—	—	3,000
Class S
12/31/2016	192,377	—	279,771	(659,234)	(187,086)	4,411,980	—	6,062,648	(15,180,434)	(4,705,806)
12/31/2015	296,983	—	339,316	(564,723)	71,576	7,928,251	—	7,580,306	(15,126,576)	381,981
Class S2
12/31/2016	48,049	—	17,632	(39,042)	26,639	1,103,891	—	375,209	(858,530)	620,570
12/31/2015	39,338	—	21,879	(45,053)	16,164	1,068,229	—	481,340	(1,182,638)	366,931

(1)
Commencement of operations.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolios of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.
The following is a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2016:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 10 — SECURITIES LENDING (continued)

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co.	$1,898	$(1,898)	$—
Wells Fargo Securities LLC	2,916,153	(2,916,153)	—
Total	$2,918,051	$(2,918,051)	$—

(1)
Collateral with a fair value of  $2,979,088 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$589,904	$(589,904)	$—
Citadel Clearing LLC	725,454	(725,454)	—
Citigroup Global Markets Inc.	36,270	(36,270)	—
Credit Suisse Securities (USA) LLC	995,983	(995,983)	—
Deutsche Bank Securities Inc.	464,608	(464,608)	—
Goldman, Sachs & Co.	2,735,365	(2,735,365)	—
HSBC Bank PLC	2,019,367	(2,019,367)	—
J.P. Morgan Securities LLC	2,411,680	(2,411,680)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	296,877	(296,877)	—
Morgan Stanley & Co. LLC	2,431,893	(2,431,893)	—
National Financial Services LLC	486,346	(486,346)	—
Natixis Securities America LLC	114,927	(114,927)	—
Nomura Securities International, Inc.	6,934	(6,934)	—
RBC Dominion Securities Inc	1,861,566	(1,861,566)	—
SG Americas Securities, LLC	847,491	(847,491)	—
Scotia Capital (USA) INC	155,639	(155,639)	—
UBS AG	1,474,699	(1,474,699)	—
UBS Securities LLC.	597,819	(597,819)	—
Wells Fargo Securities LLC	506,789	(506,789)	—
Total	$18,759,611	$(18,759,611)	$—

(1)
Collateral with a fair value of  $19,230,798 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2016:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
MidCap Opportunities	$(20,875)	$20,875
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
MidCap Opportunities	$—	$136,599,708	$36,954,753	$152,244,516
SmallCap Opportunities	1,435,266	29,920,114	3,955,976	32,011,120
The tax-basis components of distributable earnings as of December 31, 2016 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
MidCap Opportunities	$876,914	$70,718,888	$101,190,756
SmallCap Opportunities	221,397	25,254,229	44,808,503
At December 31, 2016, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
As of December 31, 2016, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 12 — SUBSEQUENT EVENTS
Reorganization: On November 17, 2016, the Board approved a proposal to reorganize VY® FMR® Diversified Mid Cap Portfolio (the “Merging Portfolio”), which is not

NOTES TO FINANCIAL STATEMENTS as of December 31, 2016 (continued)

NOTE 12 — SUBSEQUENT EVENTS (continued)

included in this report, with and into MidCap Opportunities (the “Reorganization”). The proposed Reorganization is subject to approval by shareholders of the Merging Portfolio at a shareholder meeting scheduled to be held on or about June 22, 2017. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about July 14, 2017.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 21.9%
194,438	@	Burlington Stores, Inc.	$16,478,621	1.4
93,077		Domino’s Pizza, Inc.	14,821,581	1.2
544,310	@	Five Below, Inc.	21,750,628	1.8
257,148		Hasbro, Inc.	20,003,543	1.7
1,039,949		Interpublic Group of Cos., Inc.	24,345,206	2.1
600,051	@	LKQ Corp.	18,391,563	1.6
318,564		Marriott International, Inc.	26,338,872	2.2
101,321	@	O’Reilly Automotive, Inc.	28,208,780	2.4
380,589		Ross Stores, Inc.	24,966,638	2.1
256,300		Scripps Networks Interactive - Class A	18,292,131	1.5
81,442	@	Ulta Salon Cosmetics & Fragrance, Inc.	20,762,823	1.7
508,697		Other Securities	25,723,101	2.2
			260,083,487	21.9
		Consumer Staples: 6.6%
247,255		Campbell Soup Co.	14,951,510	1.3
483,896		Church & Dwight Co., Inc.	21,383,364	1.8
181,901		Mead Johnson Nutrition Co.	12,871,315	1.1
444,557	@	Monster Beverage Corp.	19,711,658	1.7
109,227		Other Securities	8,780,758	0.7
			77,698,605	6.6
		Energy: 1.2%
222,885		EQT Corp.	14,576,679	1.2
		Financials: 5.6%
107,572	@	Affiliated Managers Group, Inc.	15,630,212	1.3
270,388		Arthur J. Gallagher & Co.	14,049,360	1.2
189,888		Moody’s Corp.	17,900,742	1.5
423,017		TD Ameritrade Holding Corp.	18,443,541	1.6
			66,023,855	5.6
		Health Care: 15.4%
167,901	@	BioMarin Pharmaceutical, Inc.	13,908,919	1.2
196,100	@	Edwards Lifesciences Corp.	18,374,570	1.6
383,662	@	Hologic, Inc.	15,392,520	1.3
28,290	@	Intuitive Surgical, Inc.	17,940,669	1.5
113,038	@	Laboratory Corp. of America Holdings	14,511,818	1.2
310,188	@	Prestige Brands Holdings, Inc.	16,160,795	1.4
315,283	@	VCA, Inc.	21,644,178	1.8
471,063		Zoetis, Inc.	25,216,002	2.1
584,446		Other Securities	39,792,356	3.3
			182,941,827	15.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 14.8%
223,646		Alaska Air Group, Inc.	$19,844,110	1.7
185,548		Equifax, Inc.	21,937,340	1.8
267,513		Fortive Corp.	14,346,722	1.2
261,564		Ingersoll-Rand PLC - Class A	19,627,763	1.6
523,497		Masco Corp.	16,552,975	1.4
226,427		MSC Industrial Direct Co.	20,919,591	1.8
162,703		Orbital ATK, Inc.	14,273,934	1.2
545,764	@	Quanta Services, Inc.	19,019,875	1.6
133,234		Stanley Black & Decker, Inc.	15,280,607	1.3
161,210		Waste Connections, Inc.	12,669,494	1.1
25,559		Other Securities	1,241,145	0.1
			175,713,556	14.8
		Information Technology: 23.4%
404,306		Amphenol Corp.	27,169,363	2.3
79,703	@	CoStar Group, Inc.	15,023,219	1.3
335,890	@	Electronic Arts, Inc.	26,454,696	2.2
207,581	@	Fiserv, Inc.	22,061,709	1.9
450,104		Flir Systems, Inc.	16,289,264	1.4
162,818	@	Gartner, Inc.	16,456,015	1.4
170,250		Global Payments, Inc.	11,817,052	1.0
123,225		Intuit, Inc.	14,122,817	1.2
458,067		Maxim Integrated Products	17,667,644	1.5
1,044,081	@	ON Semiconductor Corp.	13,322,474	1.1
389,414		Paychex, Inc.	23,707,524	2.0
225,961	@	Red Hat, Inc.	15,749,482	1.3
504,313		SS&C Technologies Holdings, Inc.	14,423,352	1.2
369,383	@	Vantiv, Inc.	22,022,615	1.8
662,714		Other Securities(a)	20,829,393	1.8
			277,116,619	23.4
		Materials: 4.5%
256,237	@	Berry Plastics Group, Inc.	12,486,429	1.1
361,954	@	Crown Holdings, Inc.	19,027,922	1.6
256,898		Packaging Corp. of America	21,790,088	1.8
			53,304,439	4.5
		Real Estate: 4.0%
65,735		Equinix, Inc.	23,494,346	2.0
209,719		Equity Lifestyle Properties, Inc.	15,120,740	1.3
353,244		Other Securities	8,975,930	0.7
			47,591,016	4.0
		Total Common Stock (Cost $1,051,107,933)	1,155,050,083	97.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Portfolio	as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	$1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.1
979,088	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $979,142, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $998,670, due 01/15/17- 08/20/66)	979,088	0.0
		2,979,088	0.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.5%
29,593,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $29,593,000)	$29,593,000	2.5
	Total Short-Term Investments (Cost $32,572,088)	32,572,088	2.7
	Total Investments in Securities (Cost $1,083,680,021)	$1,187,622,171	100.1
	Liabilities in Excess of Other Assets	(1,759,730)	(0.1)
	Net Assets	$1,185,862,441	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $1,086,431,415.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$125,051,663
Gross Unrealized Depreciation	(23,860,907)
Net Unrealized Appreciation	$101,190,756

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,155,050,083	$—	$—	$1,155,050,083
Short-Term Investments	29,593,000	2,979,088	—	32,572,088
Total Investments, at fair value	$1,184,643,083	$2,979,088	$—	$1,187,622,171

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 16.3%
293,453		American Eagle Outfitters, Inc.	$4,451,682	1.1
79,695		Big Lots, Inc.	4,001,486	1.0
207,727	@	Boyd Gaming Corp.	4,189,854	1.0
77,519	@	Bright Horizons Family Solutions, Inc.	5,427,880	1.3
80,907		Cheesecake Factory	4,844,711	1.2
165,570		Dana, Inc.	3,142,519	0.8
125,546	@	Imax Corp.	3,942,144	1.0
63,278		Monro Muffler Brake, Inc.	3,619,502	0.9
1,188,853		Other Securities	32,268,576	8.0
			65,888,354	16.3
		Consumer Staples: 1.2%
210,649		Other Securities(a)	4,950,920	1.2
		Energy: 1.5%
165,493		Other Securities	6,017,955	1.5
		Financials: 4.3%
97,921		Bank of the Ozarks, Inc.	5,149,666	1.3
680,870		Other Securities	12,122,145	3.0
			17,271,811	4.3
		Health Care: 18.3%
112,039	@	Air Methods Corp.	3,568,442	0.9
86,066	@	Cynosure, Inc.	3,924,610	1.0
97,201		Healthsouth Corp.	4,008,569	1.0
50,899	@	Masimo Corp.	3,430,593	0.8
146,399	@	Merit Medical Systems, Inc.	3,879,574	1.0
90,345	@	Natus Medical, Inc.	3,144,006	0.8
58,404	@	NuVasive, Inc.	3,934,093	1.0
64,513	@	Prestige Brands Holdings, Inc.	3,361,127	0.8
1,858,755		Other Securities(a)	44,360,578	11.0
			73,611,592	18.3
		Industrials: 16.5%
120,870		Actuant Corp.	3,136,576	0.8
20,293		Allegiant Travel Co.	3,376,755	0.8
49,820		CIRCOR International, Inc.	3,232,322	0.8
40,428		Clarcor, Inc.	3,334,097	0.8
63,179		EnPro Industries, Inc.	4,255,737	1.1
94,235	@	FTI Consulting, Inc.	4,248,114	1.1
106,447		Healthcare Services Group, Inc.	4,169,529	1.0
95,676		Knight Transportation, Inc.	3,162,092	0.8
48,441	L	Lindsay Manufacturing Co.	3,614,183	0.9
76,444		Simpson Manufacturing Co., Inc.	3,344,425	0.8
31,556	@	Teledyne Technologies, Inc.	3,881,388	1.0
128,055	@	TrueBlue, Inc.	3,156,556	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
55,014		Watts Water Technologies, Inc.	$3,586,913	0.9
49,606		Woodward, Inc.	3,425,294	0.8
332,139		Other Securities	16,373,912	4.1
			66,297,893	16.5
		Information Technology: 25.8%
100,075	@	BroadSoft, Inc.	4,128,094	1.0
74,609	@	Cardtronics plc	4,071,413	1.0
74,315	@	Commvault Systems, Inc.	3,819,791	1.0
271,334		Cypress Semiconductor Corp.	3,104,061	0.8
86,244	@	Electronics for Imaging, Inc.	3,782,662	0.9
78,233	@	EPAM Systems, Inc.	5,031,164	1.3
43,051		Fair Isaac Corp.	5,132,540	1.3
194,839	@	Integrated Device Technology, Inc.	4,590,407	1.1
50,615		j2 Global, Inc.	4,140,307	1.0
23,633		Littelfuse, Inc.	3,586,781	0.9
62,201	@	Microsemi Corp.	3,356,988	0.8
52,392	@	SPS Commerce, Inc.	3,661,677	0.9
71,441	@,L	Synaptics, Inc.	3,827,809	1.0
1,713,008		Other Securities(a)	51,677,951	12.8
			103,911,645	25.8
		Materials: 6.6%
146,982	@	Boise Cascade Co.	3,307,095	0.8
70,976		HB Fuller Co.	3,428,850	0.9
47,851		Minerals Technologies, Inc.	3,696,490	0.9
783,802		Other Securities(a)	16,162,478	4.0
			26,594,913	6.6
		Real Estate: 4.2%
51,728		EastGroup Properties, Inc.	3,819,596	0.9
86,680		QTS Realty Trust, Inc.	4,303,662	1.1
248,135		Other Securities	8,669,135	2.2
			16,792,393	4.2
		Telecommunication Services: 0.5%
47,478		Other Securities	1,963,215	0.5
		Total Common Stock (Cost $338,280,530)	383,300,691	95.2
EXCHANGE-TRADED FUNDS: 1.9%
49,582		iShares Russell 2000 Growth Index Fund	7,632,653	1.9
		Total Exchange-Traded Funds (Cost $6,667,512)	7,632,653	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2016 (continued)

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Health Care: 0.0%
29,795	Other Securities	$33,072	0.0
	Total Rights (Cost $15,806)	33,072	0.0
	Total Long-Term Investments (Cost $344,963,848)	390,966,416	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:8.3%
	Securities Lending Collateralcc: 4.8%
4,567,376	Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,567,631, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,658,988, due 12/31/17-10/20/46)	4,567,376	1.1
4,567,376	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,567,626, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,658,724, due 01/25/17- 10/20/66)	4,567,376	1.1
4,567,376	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,567,636, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,658,724, due 03/02/17-02/01/49)	4,567,376	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
961,294	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $961,347, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $980,520, due 10/31/18- 11/30/22)	$961,294	0.3
4,567,376	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,567,626, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,658,724, due 01/15/17-08/20/66)	4,567,376	1.1
		19,230,798	4.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
14,211,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%†† (Cost $14,211,000)	14,211,000	3.5
	Total Short-Term Investments (Cost $33,441,798)	33,441,798	8.3
	Total Investments in Securities (Cost $378,405,646)	$424,408,214	105.4
	Liabilities in Excess of Other Assets	(21,744,133)	(5.4)
	Net Assets	$402,664,081	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2016.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Portfolio	as of December 31, 2016 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

††
Rate shown is the 7-day yield as of December 31, 2016.

@
Non-income producing security.

cc
Represents securities purchased with cash collateral received for securities on loan.

L
Loaned security, a portion or all of the security is on loan at December 31, 2016.

(a)
This grouping contains securities on loan.

Cost for federal income tax purposes is $379,599,711.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$59,740,689
Gross Unrealized Depreciation	(14,932,186)
Net Unrealized Appreciation	$44,808,503

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2016
Asset Table
Investments, at fair value
Common Stock*	$383,300,691	$—	$—	$383,300,691
Exchange-Traded Funds	7,632,653	—	—	7,632,653
Rights	—	—	33,072	33,072
Short-Term Investments	14,211,000	19,230,798	—	33,441,798
Total Investments, at fair value	$405,144,344	$19,230,798	$33,072	$424,408,214

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2016 were as follows:
Portfolio Name	Type	Per Share Amount
Voya MidCap Opportunities Portfolio
All Classes	LTCG	$1.4377
Voya SmallCap Opportunities Portfolio
All Classes	STCG	$0.1007
All Classes	LTCG	$2.0994

STCG − Short-term capital gain
LTCG − Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2016, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya SmallCap Opportunities Portfolio	100.00%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya MidCap Opportunities Portfolio	$136,599,708
Voya SmallCap Opportunities Portfolio	$29,920,114
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	November 2007 – Present	Retired.	151	None.
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258-2034 Age: 66	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	February 2002 – Present	Retired.	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and
Voya Investment Management (March
2006 – Present); and
					Voya Investment Trust Co. (April 2009 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2017.

(3)
Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Executive Vice President	February 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 66	Executive Vice President Chief Investment Risk Officer	November 1999 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	February 2003 – Present	Vice President, Voya Funds Services, LLC (February
1996 – Present) and Voya Investments, LLC (October
2004 – Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Trustees (the “Board”) of Voya Variable Products Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio (together, the “Portfolios”), as such term is defined under the 1940 Act (the “Independent Trustees”), must annually review and approve the Portfolios’ existing investment management and sub-advisory contracts. At a meeting held on October 18, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Adviser”) and the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (the “Sub-Adviser”) effective through November 30, 2016. Consideration by the Board at its October 18, 2016 meeting of whether to renew the Management and Sub-Advisory Contracts effective through November 30, 2016 was deemed prudent because the prior approval of the Contracts was set to expire on November 17, 2016 (the same date of the Board’s meeting to discuss the annual renewal/approval). In addition, at a meeting held on November 17, 2016, the Board, including a majority of the Independent Trustees, considered whether to renew and approve the Management and Sub-Advisory Contracts effective through November 30, 2017.
In addition to the Board meetings on October 18, 2016 and November 17, 2016, the Independent Trustees also held separate meetings outside the presence of Management on October 18, 2016, and November 15, 2016, to consider the renewal of the Management and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees.
At its October 18, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2016. At its November 17, 2016 meeting, the Board, including the Independent Trustees, voted to renew the Management and Sub-Advisory Contracts for the Portfolios effective through November 30, 2017. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meetings the investment management contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Management and Sub-Advisory Contracts. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
The Board, in considering the Management and Sub-Advisory Contracts, was cognizant that shareholders of each Portfolio have a broad range of investment options available to them and that, based upon their opportunity to review and weigh the disclosure provided by the Portfolio, have chosen the Portfolio as an investment.
Overview of the Contract Renewal and Approval Process
The Board follows a structured process pursuant to which it seeks, considers, reviews and analyzes relevant information when it decides whether to approve new or existing investment management and sub-advisory arrangements for Voya funds, including the Portfolios’ existing Management and Sub-Advisory Contracts (the “Contract Review Process”).
The Contract Review Process has evolved as the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to make revised requests for information from Management and address certain unique characteristics related to new or existing Voya funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides ongoing oversight regarding, among other matters, the investment performance of the Adviser and the Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs will typically apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, and/or Morningstar, Inc. (“Morningstar”) category average, as applicable. The Board and/or IRCs may also apply a heightened level of scrutiny in cases where a Portfolio’s performance has lagged its Selected Peer Group (defined below).
The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed by the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request, and Management provides, certain information that the Independent Trustees deem important to facilitate an informed review in connection with initial and annual approvals of investment management and sub-advisory contracts. Among other actions, the Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Trustees in developing and determining a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on each Portfolio’s particular attributes, such as fund type and scale, Morningstar category and sales channels and structure. The Independent Trustees review, evaluate and update the 15(c) Methodology Guide at least annually.
Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of investment management and sub-advisory arrangements (including the Portfolios’ Management and Sub-Advisory Contracts). The Independent Trustees have periodically retained an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends and considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks and peer groups used to assess the performance of the Voya funds.
The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Management and Sub-Advisory Contracts at its October 18, 2016 and November 17, 2016 meetings that would be effective through November 30, 2016 and November 30, 2017, respectively. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.
Nature, Extent and Quality of Service
In determining whether to approve the Management and Sub-Advisory Contracts, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and the Sub-Adviser. This included information regarding the Adviser and the Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.
The Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios. In addition, the Adviser provides administrative services reasonably necessary for the operation of the Portfolios. The Adviser conducts day-to-day oversight of the Portfolios’ operations and risks but may delegate certain management responsibilities to one or more Sub-Advisers. Also, the Adviser oversees various other service providers, which may include, among others, distributors, custodians and fund accounting agents, shareholder service providers, and transfer agents, who provide services to the Portfolios.
The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Trustees prior to the October 18, 2016 and November 17, 2016 Board meetings included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

describes how the FACT sheets were prepared, including the manner in which each Portfolio’s Selected Peer Group was selected and how profitability was determined; (4) responses from the Adviser and the Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Management and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and the Sub-Adviser; (7) financial statements for the Adviser and the Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the Management and Sub-Advisory Contracts for the Voya funds’ (including the Portfolio’s) investment management and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer, who leads the Adviser’s Investment Risk Management Department (“IRMD”); (10) information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.
For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.
In arriving at its conclusions with respect to the Management Contracts, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the applicable Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis)
about the Sub-Adviser and the Portfolios that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and the IRMD staff members, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya funds.
The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the Voya funds.
The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to its Morningstar category average and/or median and primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board also considered that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Adviser and contemplated that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.
The Board considered that the Portfolios also benefit from the services of the IRMD, under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.
The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Voya funds’ performance.
In considering the Portfolios’ Management Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond investment management services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with certain of the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.
Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and the Sub-Adviser personnel with codes of ethics. The Board considered reports throughout the year and also in connection with the Board’s consideration of the Management and Sub-Advisory Contracts from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function. The Board requested and considered information regarding the staffing of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the compensation arrangements for each Portfolio’s portfolio management team. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to provide high-quality services to the Portfolios. The Board also considered the financial stability of the Adviser and the Sub-Adviser.
Based on their deliberations and the materials presented to them, the Board concluded that the investment management and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance to the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2016.
In addition, the Board also considered at its October 18, 2016 and November 17, 2016 meetings certain additional data regarding performance and Portfolio asset levels as of August 31, 2016 and September 30, 2016, respectively. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.
Economies of Scale
When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers, which the Board monitors over time. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.
Information Regarding Services to Other Clients
The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons, as applicable: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Rates, Profitability and Fall-out Benefits
The Board reviewed and considered each contractual management fee rate payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement and not to terminate such agreement without prior approval of the Board.
The Board requested information regarding and considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution services.
Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.
In considering the Management and Sub-Advisory Contracts, the Board noted that, at the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications. In making its determinations, the Board based its conclusions as to the reasonableness of the management and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below.
Portfolio-by-Portfolio Analysis
The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its October 18, 2016 and November 17, 2016 meetings in relation to approving each Portfolio’s Management and Sub- Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and/or average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya MidCap Opportunities Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year and ten-year periods, and the second quintile for the three-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2016: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year and ten-year periods, and the second quintile for the year-to-date, one-year and three-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and below the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the relevant periods. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VPTADVISS2          (1216-021417)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Peter S. Drotch, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Drotch, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $46,130 for the year ended December 31, 2016 and $42,050 for the year ended December 31, 2015.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $5,050 for the year ended December 31, 2016 and $5,050 for the year ended December 31, 2015.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,680 for the year ended December 31, 2016 and $11,730 for the year ended December 31, 2015. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2016 and $0 for the year ended December 31, 2015.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 19, 2015

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2016 through December 31, 2016

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2016 to December 31, 2016

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2016 and December 31, 2015; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2016	2015
Voya Variable Products Trust	$15,730	$16,780
Voya Investments, LLC (1)	$93,650	$145,625

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Voya Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya MidCap Opportunities Portfolio and Voya SmallCap Opportunities Portfolio, each a series of Voya Variable Products Trust, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Variable Products Trust as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 14, 2017

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Consumer Discretionary: 21.9%
194,438	@	Burlington Stores, Inc.	16,478,621	1.4
252,753		Coach, Inc.	8,851,410	0.7
98,162	@	Dish Network Corp. - Class A	5,686,525	0.5
93,077		Domino's Pizza, Inc.	14,821,581	1.2
544,310	@	Five Below, Inc.	21,750,628	1.8
157,782		Foot Locker, Inc.	11,185,166	0.9
257,148		Hasbro, Inc.	20,003,543	1.7
1,039,949		Interpublic Group of Cos., Inc.	24,345,206	2.1
600,051	@	LKQ Corp.	18,391,563	1.6
318,564		Marriott International, Inc.	26,338,872	2.2
101,321	@	O'Reilly Automotive, Inc.	28,208,780	2.4
380,589		Ross Stores, Inc.	24,966,638	2.1
256,300		Scripps Networks Interactive - Class A	18,292,131	1.5
81,442	@	Ulta Salon Cosmetics & Fragrance, Inc.	20,762,823	1.8
			260,083,487	21.9

		Consumer Staples: 6.6%
247,255		Campbell Soup Co.	14,951,510	1.3
483,896		Church & Dwight Co., Inc.	21,383,364	1.8
181,901		Mead Johnson Nutrition Co.	12,871,315	1.1
444,557	@	Monster Beverage Corp.	19,711,657	1.7
109,227	@	Post Holdings, Inc.	8,780,759	0.7
			77,698,605	6.6

		Energy: 1.2%
222,885		EQT Corp.	14,576,679	1.2

		Financials: 5.6%
107,572	@	Affiliated Managers Group, Inc.	15,630,212	1.3
270,388		Arthur J. Gallagher & Co.	14,049,360	1.2
189,888		Moody's Corp.	17,900,742	1.5
423,017		TD Ameritrade Holding Corp.	18,443,541	1.6
			66,023,855	5.6

		Health Care: 15.4%
54,879	@	Abiomed, Inc.	6,183,766	0.5
167,901	@	BioMarin Pharmaceutical, Inc.	13,908,919	1.2
196,100	@	Edwards Lifesciences Corp.	18,374,570	1.6
383,662	@	Hologic, Inc.	15,392,519	1.3
28,290	@	Intuitive Surgical, Inc.	17,940,669	1.5
113,038	@	Laboratory Corp. of America Holdings	14,511,818	1.2
140,581	@	Nevro Corp.	10,214,616	0.9
130,502	@	NuVasive, Inc.	8,790,615	0.7
211,479		PerkinElmer, Inc.	11,028,630	0.9
310,188	@	Prestige Brands Holdings, Inc.	16,160,795	1.4
47,005	@	Quintiles IMS Holdings, Inc.	3,574,730	0.3
315,283	@	VCA, Inc.	21,644,178	1.8
471,063		Zoetis, Inc.	25,216,002	2.1
			182,941,827	15.4

		Industrials: 14.8%
223,646		Alaska Air Group, Inc.	19,844,110	1.7
185,548		Equifax, Inc.	21,937,340	1.8
267,513		Fortive Corp.	14,346,722	1.2
261,564		Ingersoll-Rand PLC - Class A	19,627,763	1.6
523,497		Masco Corp.	16,552,975	1.4
226,427		MSC Industrial Direct Co.	20,919,591	1.8
162,703		Orbital ATK, Inc.	14,273,934	1.2
545,764	@	Quanta Services, Inc.	19,019,875	1.6
133,234		Stanley Black & Decker, Inc.	15,280,607	1.3
25,559		Textron, Inc.	1,241,145	0.1
161,210		Waste Connections, Inc.	12,669,494	1.1
			175,713,556	14.8

		Information Technology: 23.4%
404,306		Amphenol Corp.	27,169,363	2.3
334,432		Applied Materials, Inc.	10,792,121	0.9
291,023	@	Ciena Corp.	7,103,871	0.6
79,703	@	CoStar Group, Inc.	15,023,219	1.3
335,890	@	Electronic Arts, Inc.	26,454,696	2.2
207,581	@	Fiserv, Inc.	22,061,709	1.9
450,104		Flir Systems, Inc.	16,289,264	1.4
162,818	@	Gartner, Inc.	16,456,015	1.4
170,250		Global Payments, Inc.	11,817,053	1.0
123,225		Intuit, Inc.	14,122,817	1.2
458,067		Maxim Integrated Products	17,667,644	1.5
1,044,081	@	ON Semiconductor Corp.	13,322,474	1.1
389,414		Paychex, Inc.	23,707,524	2.0
225,961	@	Red Hat, Inc.	15,749,482	1.3
504,313		SS&C Technologies Holdings, Inc.	14,423,352	1.2
369,383	@	Vantiv, Inc.	22,022,614	1.9
37,259	@,L	VMware, Inc.	2,933,401	0.2
			277,116,619	23.4

		Materials: 4.5%
256,237	@	Berry Plastics Group, Inc.	12,486,429	1.1
361,954	@	Crown Holdings, Inc.	19,027,922	1.6
256,898		Packaging Corp. of America	21,790,088	1.8
			53,304,439	4.5

		Real Estate: 4.0%
353,244	@	Communications Sales & Leasing, Inc.	8,975,930	0.7
65,735		Equinix, Inc.	23,494,346	2.0
209,719		Equity Lifestyle Properties, Inc.	15,120,740	1.3
			47,591,016	4.0

	Total Common Stock
	(Cost $1,051,107,933)		1,155,050,083	97.4

Voya MidCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateralcc: 0.2%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $1,000,055, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 01/25/17-10/20/66)	1,000,000	0.1
1,000,000	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $1,000,057, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 03/02/17-02/01/49)	1,000,000	0.1
979,088	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $979,142, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $998,670, due 01/15/17-08/20/66)	979,088	0.0
		2,979,088	0.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
29,593,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $29,593,000)	29,593,000	2.5

	Total Short-Term Investments
	(Cost $32,572,088)	32,572,088	2.7

	Total Investments in Securities (Cost $1,083,680,021)	$1,187,622,171	100.1
	Liabilities in Excess of Other Assets	(1,759,730)	(0.1)
	Net Assets	$1,185,862,441	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $1,086,431,415.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$125,051,663
Gross Unrealized Depreciation	(23,860,907)

Net Unrealized Appreciation	$101,190,756

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.2%
		Consumer Discretionary: 16.3%
57,837		AMC Entertainment Holdings, Inc.	1,946,215	0.5
293,453		American Eagle Outfitters, Inc.	4,451,682	1.1
121,278	@	At Home Group, Inc.	1,774,297	0.4
79,695		Big Lots, Inc.	4,001,486	1.0
207,727	@	Boyd Gaming Corp.	4,189,854	1.0
77,519	@	Bright Horizons Family Solutions, Inc.	5,427,880	1.3
82,689		CalAtlantic Group, Inc.	2,812,253	0.7
76,289		Callaway Golf Co.	836,127	0.2
36,614		Camping World Holdings, Inc.	1,193,250	0.3
80,907		Cheesecake Factory	4,844,711	1.2
27,528		Childrens Place Retail Stores, Inc.	2,778,952	0.7
133,568		ClubCorp Holdings, Inc.	1,916,701	0.5
165,570		Dana, Inc.	3,142,519	0.8
188,525		Extended Stay America, Inc.	3,044,679	0.7
125,546	@	Imax Corp.	3,942,144	1.0
25,043		Jack in the Box, Inc.	2,795,800	0.7
63,278		Monro Muffler Brake, Inc.	3,619,502	0.9
125,437	@	Nautilus, Inc.	2,320,584	0.6
144,596		Planet Fitness, Inc.	2,906,380	0.7
23,905		Pool Corp.	2,494,248	0.6
103,727		Sonic Corp.	2,749,803	0.7
41,817	@	Universal Electronics, Inc.	2,699,287	0.7
			65,888,354	16.3

		Consumer Staples: 1.2%
123,663	@	Blue Buffalo Pet Products, Inc.	2,972,858	0.7
86,986	L	Vector Group Ltd.	1,978,062	0.5
			4,950,920	1.2

		Energy: 1.5%
77,674	@	Carrizo Oil & Gas, Inc.	2,901,124	0.7
22,819	@	Dril-Quip, Inc.	1,370,281	0.4
65,000	@	Unit Corp.	1,746,550	0.4
			6,017,955	1.5

		Financials: 4.3%
97,921		Bank of the Ozarks, Inc.	5,149,666	1.3
42,970		Evercore Partners, Inc.	2,952,039	0.7
219,980		Janus Capital Group, Inc.	2,919,135	0.7
263,669	@	MGIC Investment Corp.	2,686,787	0.7
120,555		Virtu Financial, Inc.	1,922,852	0.5
33,696	@	Western Alliance Bancorp.	1,641,332	0.4
			17,271,811	4.3

		Health Care: 18.3%
37,211	@	Aerie Pharmaceuticals, Inc.	1,408,436	0.3
112,039	@	Air Methods Corp.	3,568,442	0.9
71,112	@	Amedisys, Inc.	3,031,505	0.8
223,020	@,L	Amicus Therapeutics, Inc.	1,108,409	0.3
39,071	@	Charles River Laboratories International, Inc.	2,976,819	0.7
86,066	@	Cynosure, Inc.	3,924,610	1.0
40,433	@,L	Depomed, Inc.	728,603	0.2
115,922	@,L	Epizyme, Inc.	1,402,656	0.3
97,966	@	Exelixis, Inc.	1,460,673	0.4
143,609	@,L	Halozyme Therapeutics, Inc.	1,418,857	0.4
97,201		Healthsouth Corp.	4,008,569	1.0
51,320		Hill-Rom Holdings, Inc.	2,881,105	0.7
91,283	@,L	Horizon Pharma PLC	1,476,959	0.4
109,586	@	Impax Laboratories, Inc.	1,452,015	0.4
69,889	@,L	Lexicon Pharmaceuticals, Inc.	966,565	0.2
18,907	@,L	Ligand Pharmaceuticals, Inc.	1,921,140	0.5
68,290	@	Luminex Corp.	1,381,507	0.3
45,312	@	MacroGenics, Inc.	926,177	0.2
50,899	@	Masimo Corp.	3,430,593	0.8
146,399	@	Merit Medical Systems, Inc.	3,879,574	1.0
35,442	@,L	Myovant Sciences Ltd.	440,898	0.1
90,345	@	Natus Medical, Inc.	3,144,006	0.8
28,823	@	Neogen Corp.	1,902,318	0.5
58,404	@	NuVasive, Inc.	3,934,093	1.0
26,179	@	Omnicell, Inc.	887,468	0.2
41,301		Owens & Minor, Inc.	1,457,512	0.4
54,120	@,L	Pacira Pharmaceuticals, Inc.	1,748,076	0.4
55,392	@,L	Portola Pharmaceuticals, Inc.	1,242,996	0.3
64,513	@	Prestige Brands Holdings, Inc.	3,361,127	0.8
35,114	@,L	Prothena Corp. PLC	1,727,258	0.4
30,165	@,L	Radius Health, Inc.	1,147,175	0.3
20,176	@,L	Sage Therapeutics, Inc.	1,030,187	0.3
192,529	@	Select Medical Holdings Corp.	2,551,009	0.6
51,740	@	Surgical Care Affiliates, Inc.	2,394,010	0.6
47,240	@	Team Health Holdings, Inc.	2,052,578	0.5
17,603	@,L	Ultragenyx Pharmaceutical, Inc.	1,237,667	0.3
			73,611,592	18.3

		Industrials: 16.5%
120,870		Actuant Corp.	3,136,576	0.8
88,144	@	Advisory Board Co.	2,930,788	0.7
20,293		Allegiant Travel Co.	3,376,755	0.8
61,999	@	Beacon Roofing Supply, Inc.	2,856,294	0.7
38,222		CEB, Inc.	2,316,253	0.6
49,820		CIRCOR International, Inc.	3,232,322	0.8
40,428		Clarcor, Inc.	3,334,097	0.8
63,179		EnPro Industries, Inc.	4,255,737	1.1
94,235	@	FTI Consulting, Inc.	4,248,114	1.1
106,447		Healthcare Services Group, Inc.	4,169,529	1.0
95,676		Knight Transportation, Inc.	3,162,092	0.8

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
48,441	L	Lindsay Manufacturing Co.	3,614,183	0.9
44,738		Regal-Beloit Corp.	3,098,107	0.8
76,444		Simpson Manufacturing Co., Inc.	3,344,425	0.8
31,556	@	Teledyne Technologies, Inc.	3,881,388	1.0
44,831		Toro Co.	2,508,294	0.6
128,055	@	TrueBlue, Inc.	3,156,556	0.8
54,205		US Ecology, Inc.	2,664,176	0.7
55,014		Watts Water Technologies, Inc.	3,586,913	0.9
49,606		Woodward, Inc.	3,425,294	0.8
			66,297,893	16.5

		Information Technology: 25.8%
50,938	@	Aspen Technology, Inc.	2,785,290	0.7
100,075	@	BroadSoft, Inc.	4,128,094	1.0
123,585	@	CalAmp Corp.	1,791,983	0.4
74,609	@	Cardtronics plc	4,071,413	1.0
15,834	@	Coherent, Inc.	2,175,354	0.5
74,315	@	Commvault Systems, Inc.	3,819,791	1.0
101,580	@	Cray, Inc.	2,102,706	0.5
271,334		Cypress Semiconductor Corp.	3,104,061	0.8
86,244	@	Electronics for Imaging, Inc.	3,782,662	0.9
23,700	@	Ellie Mae, Inc.	1,983,216	0.5
78,233	@	EPAM Systems, Inc.	5,031,164	1.3
39,613	@	Euronet Worldwide, Inc.	2,869,170	0.7
43,051		Fair Isaac Corp.	5,132,540	1.3
76,950		Flir Systems, Inc.	2,784,821	0.7
56,731	@	Guidewire Software, Inc.	2,798,540	0.7
305,532	@	Infinera Corp.	2,593,967	0.6
194,839	@	Integrated Device Technology, Inc.	4,590,407	1.1
50,615		j2 Global, Inc.	4,140,307	1.0
23,633		Littelfuse, Inc.	3,586,780	0.9
47,907	@	Manhattan Associates, Inc.	2,540,508	0.6
85,571	@,L	Match Group, Inc.	1,463,264	0.4
62,201	@	Microsemi Corp.	3,356,988	0.8
21,601		MKS Instruments, Inc.	1,283,099	0.3
32,526		Monolithic Power Systems, Inc.	2,664,855	0.7
87,748		National Instruments Corp.	2,704,393	0.7
86,122	@	Netscout Systems, Inc.	2,712,843	0.7
30,656	@	Paycom Software, Inc.	1,394,541	0.4
42,458		Power Integrations, Inc.	2,880,775	0.7
28,004	@	Proofpoint, Inc.	1,978,483	0.5
73,307	@	Pros Holdings, Inc.	1,577,567	0.4
38,741	@	Qualys, Inc.	1,226,153	0.3
129,096	@,L	Rapid7, Inc.	1,571,098	0.4
137,391	@	RingCentral, Inc.	2,830,255	0.7
52,392	@	SPS Commerce, Inc.	3,661,677	0.9
71,441	@,L	Synaptics, Inc.	3,827,809	1.0
77,417	@	Synchronoss Technologies, Inc.	2,965,071	0.7
			103,911,645	25.8

		Materials: 6.6%
146,982	@	Boise Cascade Co.	3,307,095	0.8
129,149		Commercial Metals Co.	2,812,865	0.7
56,547		Greif, Inc. - Class A	2,901,427	0.7
70,976		HB Fuller Co.	3,428,851	0.8
275,235	L	Hecla Mining Co.	1,442,231	0.4
124,977		KapStone Paper and Packaging Corp.	2,755,743	0.7
47,851		Minerals Technologies, Inc.	3,696,490	0.9
72,406		PolyOne Corp.	2,319,888	0.6
77,981	L	Valvoline, Inc.	1,676,591	0.4
47,507		Worthington Industries, Inc.	2,253,732	0.6
			26,594,913	6.6

		Real Estate: 4.2%
51,728		EastGroup Properties, Inc.	3,819,596	1.0
27,912		Life Storage, Inc.	2,379,777	0.6
71,306		Pebblebrook Hotel Trust	2,121,353	0.5
86,680		QTS Realty Trust, Inc.	4,303,662	1.1
72,753		Terreno Realty Corp.	2,072,733	0.5
76,164		Urban Edge Properties	2,095,272	0.5
			16,792,393	4.2

		Telecommunication Services: 0.5%
47,478		Cogent Communications Holdings, Inc.	1,963,215	0.5

	Total Common Stock
	(Cost $338,280,530)		383,300,691	95.2

EXCHANGE-TRADED FUNDS: 1.9%
49,582		iShares Russell 2000 Growth Index Fund	7,632,653	1.9

	Total Exchange-Traded Funds
	(Cost $6,667,512)		7,632,653	1.9

RIGHTS: 0.0%
		Health Care: 0.0%
29,795	@	Dyax, Corp. - CVR	33,072	0.0

	Total Rights
	(Cost $15,806)		33,072	0.0

	Total Long-Term Investments
	(Cost $344,963,848)		390,966,416	97.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.3%
		Securities Lending Collateralcc: 4.8%
4,567,376		Bank of Nova Scotia, Repurchase Agreement dated 12/30/16, 0.51%, due 01/03/17 (Repurchase Amount $4,567,631, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-4.000%, Market Value plus accrued interest $4,658,988, due 12/31/17-10/20/46)	4,567,376	1.1

Voya SmallCap Opportunities Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2016 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc: (continued)
4,567,376	Cantor Fitzgerald, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,567,626, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,658,724, due 01/25/17-10/20/66)	4,567,376	1.1
4,567,376	Daiwa Capital Markets, Repurchase Agreement dated 12/30/16, 0.52%, due 01/03/17 (Repurchase Amount $4,567,636, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,658,724, due 03/02/17-02/01/49)	4,567,376	1.2
961,294	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $961,347, collateralized by various U.S. Government Securities, 0.685%-2.000%, Market Value plus accrued interest $980,520, due 10/31/18-11/30/22)	961,294	0.3
4,567,376	Nomura Securities, Repurchase Agreement dated 12/30/16, 0.50%, due 01/03/17 (Repurchase Amount $4,567,626, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,658,724, due 01/15/17-08/20/66)	4,567,376	1.1
		19,230,798	4.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.5%
14,211,000	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.420%††
	(Cost $14,211,000)	14,211,000	3.5

	Total Short-Term Investments
	(Cost $33,441,798)	33,441,798	8.3

	Total Investments in Securities (Cost $378,405,646)	$424,408,214	105.4
	Liabilities in Excess of Other Assets	(21,744,133)	(5.4)
	Net Assets	$402,664,081	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2016.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2016.

Cost for federal income tax purposes is $379,599,711.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$59,740,689
Gross Unrealized Depreciation	(14,932,186)

Net Unrealized Appreciation	$44,808,503

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Products Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 10, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2017